VOYA EQUITY TRUST

Voya Global Multi-Asset Fund

(the "Fund")

Supplement dated April 23, 2021

to the Fund's Class A, Class C, Class I, Class R6, Class T and Class W Prospectus

dated September 30, 2020

(the "Prospectus")

Effective immediately, the section entitled "Key Information About the Underlying Funds" of the Fund's Prospectus is hereby revised as follows:

1.The following Underlying Funds are added to the sub-section entitled "Key Information About the Underlying Funds – Unaffiliated Underlying Funds" of the Fund's Prospectus:

Underlying Fund: Schwab U.S. TIPS ETFTM

Investment Adviser: Charles Schwab Investment Management, Inc.

Investment Objective: Track as closely as possible, before fees and expenses, the total return of an index composed of inflation-protected U.S. Treasury securities.

Main Investments: The fund generally invests in securities that are included in the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)SM ("Index"). The Index includes all publicly-issued U.S. Treasury Inflation-Protected Securities ("TIPS") that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Index is market capitalization weighted and the TIPS in the Index are updated on the last business day of each month. It is the fund's policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the Index. The fund will generally seek to replicate the performance of the Index by giving the same weight to a given security as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund's weighting of a security to be more or less than the index's weighting of the security. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its Index. The principal types of these investments include those that the investment adviser believes will help the fund track the Index, such as investments in (a) securities that are not represented in the Index but the investment adviser anticipates will be added to the Index; (b) high-quality liquid investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; and (c) other investment companies. The fund may also invest in cash, cash equivalents, including money market funds, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index. The investment adviser typically seeks to track the total return of the Index by replicating the Index. However, the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the Index or is otherwise in the best interest of the fund. The investment adviser seeks to achieve, over time, a correlation between the fund's performance and that of the Index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the Index.

Underlying Fund: TIAA-CREF Small-Cap Blend Index Fund

Adviser: Teachers Advisors, LLC

Investment Objective: Favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

Main Investments: The fund invests at least 80% of its assets in equity securities included in its benchmark index, the Russell 2000® Index ("Index"). The fund buys most, but not necessarily all, of the stocks in its Index, and will attempt to closely match the overall investment characteristics of its Index. The fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The fund primarily invests in assets in equity securities its investments adviser has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the fund's ability to match the returns of the Index is negatively affected by the costs of buying and selling securities as well as the fund's fees and other expenses. The use of a particular index by the fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of the investment adviser will attempt to build a portfolio that generally matches the market weighted investment characteristics of the fund's index. The fund is classified as a diversified investment company, as defined under the 1940 Act. However, the fund may become non-diversified under the 1940 Act without the approval of fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Index.

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